DATE:	February 28, 2006

TO:
Supplemental Interest Trust,
Structured Asset Securities Corporation
Mortgage Pass-Through Certificates, Series 2006-S1
c/o U.S. Bank National Association
1 Federal Street, 3rd Floor
Boston, Massachusetts 02110
Attention: Structured Finance - SASCO 2006-S1
("Party B")

FROM:	HSBC BANK USA, NATIONAL ASSOCIATION 452 Fifth Avenue New York, NY 10018 ("Party A")

RE:	Interest Rate Cap Transaction

Dear Sir or Madam:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the “Transaction”).

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation constitutes a “Confirmation” as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of February 28, 2006, as amended and supplemented from time to time (the “Agreement”) between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

Reference Number: 391773HN

1.	The Cap Transaction to which this Confirmation relates is a Rate Cap Transaction, the terms of which are as follow:

General Terms
	Trade Date:	February 22, 2006
	Effective Date:	February 26, 2007
	Termination Date:	February 25, 2011, subject to adjustment in accordance with the Following Business Day Convention
	Notional Amount:	See Amortization Schedule, Schedule A
Floating Amounts:
	Floating Rate Payer:	Party A
	Floating Rate:	The greater of (a) 0% and (b) USD-LIBOR-BBA with a Designated Maturity of one month minus the Strike Rate (as set forth in Schedule A).
	Floating Rate Payer Period End Dates:	The 25th day of each month of each year, commencing on March 25, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.
	Floating Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Floating Rate Payer Period End Date.
	Spread:	None
	Floating Rate Day Count Fraction:	Actual/360
	Reset Dates:	The first day of each Calculation Period.
	Compounding:	Inapplicable
Business Days:
Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in (1) the city in which the Corporate Trust Office is located or (2) the States of New York, Massachusetts, Minnesota or Colorado are closed.

2.	Procedural Terms:
	Calculation Agent:	Party A
	Offices:	The Office of Party A for this Cap Transaction is New York.
Account Details:

Reference Number: 391773HN

Payments to Party A:	HSBC BANK USA, National Association ABA # 021-001-088 For Credit to Department 299 A/C: 000-04929-8 HSBC Derivative Products Group
Payments to Party B:	U.S. Bank Corporate Trust Services ABA# 091-000-022 DDA# 173-103-321-118 Ref: 793031102 Attn: SASCO 2006-S1 // Interest Rate Cap Account

Reference Number: 391773HN

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning to us by fax/telex to 212 525 5517 to the attention of Antonia Gambale:

Fax Number	: 212 525 5517
Telephone Number	: 212 525 3634

HSBC BANK USA, NATIONAL ASSOCIATION

By: /s/ Antonia Landgraf

Authorized Signatory

Accepted and confirmed as of the Trade Date written above:

SUPPLEMENTAL INTEREST TRUST
STRUCTURED ASSET SECURITIES CORPORATION
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-S1
By: U.S. Bank National Association, not in its individual capacity, but solely as Trustee

By: /s/ David Duclos

Name: David Duclos Title: Vice President

Reference Number: 391773HN

SCHEDULE A to the Confirmation dated as of February 28, 2006.
Re: Reference Number: 391773HN

Amortization Schedule, *subject to adjustment in accordance with the Following Business Day Convention

Calculation Period in respect of the Payment Date scheduled to occur on*:	Notional Amount (USD)	Strike Rate (%)
March 25, 2007	1,412,000.00	5.50%
April 25, 2007	6,375,000.00	5.50%
May 25, 2007	10,833,000.00	5.50%
June 25, 2007	14,824,000.00	5.50%
July 25, 2007	18,382,000.00	5.50%
August 25, 2007	21,537,000.00	5.50%
September 25, 2007	24,321,000.00	5.50%
October 25, 2007	26,760,000.00	5.50%
November 25, 2007	28,882,000.00	5.50%
December 25, 2007	30,709,000.00	5.50%
January 25, 2008	52,272,000.00	5.50%
February 25, 2008	65,015,000.00	5.50%
March 25, 2008	72,585,000.00	5.50%
April 25, 2008	76,834,000.00	5.50%
May 25, 2008	78,833,000.00	5.50%
June 25, 2008	79,250,000.00	5.50%
July 25, 2008	78,527,000.00	5.50%
August 25, 2008	76,964,000.00	5.50%
September 25, 2008	75,326,000.00	5.50%
October 25, 2008	73,623,000.00	5.50%
November 25, 2008	71,865,000.00	5.50%
December 25, 2008	70,062,000.00	5.50%
January 25, 2009	68,223,000.00	5.50%
February 25, 2009	66,354,000.00	5.50%
March 25, 2009	64,464,000.00	5.50%
April 25, 2009	62,559,000.00	5.50%
May 25, 2009	60,645,000.00	5.50%
June 25, 2009	58,726,000.00	5.50%
July 25, 2009	56,809,000.00	5.50%
August 25, 2009	54,897,000.00	5.50%
September 25, 2009	52,993,000.00	5.50%
October 25, 2009	51,102,000.00	5.50%
November 25, 2009	49,227,000.00	5.50%
December 25, 2009	47,371,000.00	5.50%
January 25, 2010	45,535,000.00	5.50%
February 25, 2010	43,723,000.00	5.50%
March 25, 2010	41,935,000.00	5.50%

Reference Number: 391773HN

Calculation Period in respect of the Payment Date scheduled to occur on*:	Notional Amount (USD)	Strike Rate (%)
April 25, 2010	40,175,000.00	5.50%
May 25, 2010	38,442,000.00	5.50%
June 25, 2010	36,739,000.00	5.50%
July 25, 2010	35,067,000.00	5.50%
August 25, 2010	33,425,000.00	5.50%
September 25, 2010	31,816,000.00	5.50%
October 25, 2010	30,240,000.00	5.50%
November 25, 2010	28,696,000.00	5.50%
December 25, 2010	27,186,000.00	5.50%
January 25, 2011	25,710,000.00	5.50%
February 25, 2011	24,267,000.00	5.50%

Reference Number: 391773HN